Hecla MINING COMPANY
125 Years SINCE 1891

Investor Luncheon

Executing Our Strategy, Creating Per-Share Value

October 20/21, 2016



Hecla MINING COMPANY 125 Years SINCE 1891

Cautionary Statements

Cautionary Statement Regarding Forward Looking Statements.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws, including Canadian Securities laws. Such forward-looking statements may include, without limitation: (i) estimates of future production and sales, including as a result of the #4 Shaft Project; (ii) estimates of future costs and cash cost, after by-product credits per ounce of silver/gold, including the expected cost of the #4 Shaft project; (iii) guidance for 2016 for silver and gold production, silver equivalent production, cash cost, after by-product credits, capital expenditures and pre-development and exploration expenditures (which assumes metal prices of gold at $1,150/oz., silver at $14.50/oz., zinc at $0.75/lb. and lead at $0.80/lb. and USD/CAD assumed to be $0.75, USD/MXN assumed to be $0.06); (iv) expectations regarding the development, growth and exploration potential of the Company's projects; (v) expectations of adding reserves and resources; (vi) expected level of hydroelectric usage at Greens Creek; (vii) the possibility of increasing production due to accessing higher grade material and surface pits at Casa Berardi; (viii) possible strike extensions of veins at San Sebastian and estimates of mining, grade, recovery, free cash flow, mine life, IRR, ability to reactivate existing mill permits, production of silver, gold and silver equivalent ounces, ability to extend mine life past 18 months; (ix) the ability to permit and bring Rock Creek into production in 10-15 years; (x) expectations of grade increases at depth at Lucky Friday and the ability to complete the #4 Shaft project by Q4 2016 within the $225 million budget; and (xi) estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company's projects being consistent with current expectations and mine plans; (iii) political/regulatory developments in any jurisdiction in which the Company operates being consistent with its current expectations; (iv) the exchange rate for the Canadian dollar to the U.S. dollar, being approximately consistent with current levels; (v) certain price assumptions for gold, silver, lead and zinc; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of our current mineral reserve and mineral resource estimates; and (viii) the Company's plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the "forward-looking statements." Such risks include, but are not limited to gold, silver and other metals price volatility, operating risks, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, community relations, conflict resolution and outcome of projects or oppositions, litigation, political, regulatory, labor and environmental risks, and exploration risks and results, including that mineral resources are not mineral reserves, they do not have demonstrated economic viability and there is no certainty that they can be upgraded to mineral reserves through continued exploration. For a more detailed discussion of such risks and other factors, see the Company's 2015 Form 10-K, filed on February 23, 2016 with the Securities and Exchange Commission (SEC), as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Continued reliance on "forward-loo king statements" is at investors' own risk.

Cautionary Note Regarding Estimates of Measured, Indicated and Inferred Resources

The United States Securities and Exchange Commission (SEC) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as "resource," "measured resources," "indicated resources," and "inferred resources" that are recognized by Canadian regulations, but that SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC, except in certain circumstances. U.S. investors are urged to consider closely the disclosure in our most recent Form 10-K and Form 10-Q. You can review and obtain copies of these filings from the SEC's website at www.sec.gov.

Qualified Person (QP) Pursuant to Canadian National Instrument 43-101

Dean McDonald, PhD. P.Geo., Senior Vice President - Exploration of Hecla Mining Company, who serves as a Qualified Person under National Instrument 43-101("NI 43-101"), supervised the preparation of the scientific and technical information concerning Hecla's mineral projects in this presentation. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of analytical or testing procedures for the Greens Creek Mine are contained in a technical report titled "Technical Report for the Greens Creek Mine" effective date March 28, 2013, and for the Lucky Friday Mine are contained in a technical report titled "Technical Report for the Lucky Friday Mine Shoshone County, Idaho, USA" effective date April 2, 2014, for Casa Berardi are contained in a technical report titled "Technical Report on the mineral resource and mineral reserve estimate for Casa Berardi Mine, Northwestern Quebec, Canada" effective date March 31, 2014 (the "Casa Berardi Technical Report"), and for the San Sebastian Mine, Mexico, are contained in a technical report prepared for Hecla titled "Technical Report for the San Sebastian Ag-Au Property, Durango, Mexico" effective date September 8k 2015 . Also included in these four technical reports is a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors. Copies of these technical reports are available under Hecla's and Aurizon's profiles on SEDAR at www.sedar.com. The Casa Berardi Technical Report was reviewed by Dr. McDonald on behalf of Hecla. To the best of Hecla's knowledge, information and belief, there is no new material scientific or technical information that would make the disclosure of the mineral resources and mineral reserves for Casa Berardi in this document inaccurate or misleading.

Cautionary Note Regarding Non-GAAP measures

Cash cost per ounce of silver and gold, net of by-product credits, EBITDA, adjusted EBITDA, and free cash flow represent non-U.S. Generally Accepted Accounting Principles (GAAP) measurements. A reconciliation of these non-GAAP measures to the most comparable GAAP measurements can be found in the Appendix.

Hecla
MINING COMPANY
125 Years
SINCE 1891

A Balance of Experience



Barrick
Placer Gold
Goldcorp
Kinross
Stillwater
Coeur Mining
Duke Energy
Rio Tinto
Itasca
Iamgold
Hecla

Strategy Creates Per Share Value



Growth
Production
Reserves & Resources
Cash-Flow
Long-Lived Low-Cost Mines
Capture Price Cycles
High Return Investments
Improve Productivity
Political Stability and Social License
Financial Discipline
Committed, Talented and Safe Workers
SILVER, Gold and other metals

LONG TERM GOAL: S&P 500 Listing

Strategy Has Added 294 Moz of Silver Reserves Over Past 10 Years*



Silver Ounces
Discovered or Acquired 295 Moz Over the Past 10 Years
Millions
200
150
100
50
0
(50)
(100)
(150)
Reserve Additions
Cumulative Production
175 Moz
119 Moz
294 Million Ounces
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

* Proven and Probable. 82% of ounces from drilling; 18% of ounces from acquisition

Strategy Has Worked Despite Using the Lowest Silver Reserve Prices in 2016


$14.50
$16.00
$16.00
$17.00
$17.00
$17.50
$17.50
$19.00
Hecla
Agnico Eagle
Endeavour
Pan American
Kinross
First Majestic
Coeur - LT*
Newmont


$1,100
$1,100
$1,150
$1,180
$1,200
$1,200
$1,200
$1,200
Hecla
Agnico Eagle
Endeavour
Pan American
Kinross
First Majestic
Coeur - LT*
Newmont

*Coeur's short-term reserve prices are $1,150/oz Au and $15.50/oz Ag.

Hecla MINING COMPANY 125 Years SINCE 1891

Future Increases in Reserves Are Expected Because of Our Strategy

- Past investment has led to record setting silver reserves for 10 years in a row
- Increased reserves enabled increased production while extending mine lives
- All four operating mines continue to replace and increase reserves
  - At San Sebastian good potential along trend and at depth
- Rock Creek and Montanore each have 225 million silver ounces of resources

Hecla MINING COMPANY 125 Years SINCE 1891

Strategy Has Led to Record Production

Silver Production Growth


16.3 Moz
6.4 Moz
+154%
2012
2016E

AgEq Production Growth[1]


44.5 Moz
14.3 Moz
+211%
2012
2016E

Gold Production Growth


233 Koz
55.5 Koz
+320%
2012
2016E

2016 expected have the highest silver equivalent production in Hecla's 125 year history

1. 2012 silver equivalent calculations based on: $31.15/oz silver, $1,669/oz for gold, $0.94/lb for lead, and $0.88/lb for zinc. 2016E silver equivalent calculations based on: $15/oz silver, $1,150/oz gold, $0.80/lb lead, and $0.75/lb zinc. US/MXN assumed to be $0.06.

Strategy Has Generated Financial & Share Performance

Adjusted EBITDA*: On Track For A Record Year



$130 M
$174 M
$117 M
$124 M
2013
2014
2015
H1 2016

Liquidity: Strong and Getting Stronger



Cash
Revolver
$312 M
$310 M
$255 M
$292 M
$212 M
$210 M
$155 M
$192 M
2013
2014
2015
Q3/2016

Outperformed Peer Share Prices



150%
100%
50%
0%
-50%
-100%
+85%
+14%
HL
Peer Average
Oct-13
Feb-14
Jun-14
Oct-14
Feb-15
Jun-15
Oct-15
Feb-16
Jun-16
Oct-16

Outperformed Metal Prices



150%
100%
50%
0%
-50%
-100%
+85%
+26%
-1%
-15%
Gold
Silver
Zinc
Hecla
Oct-13
Feb-14
Jun-14
Oct-14
Feb-15
Jun-15
Oct-15
Feb-16
Jun-16
Oct-16

Peers include: Pan American Silver, Tahoe, Coeur Mining, First Majestic, Silver Standard Source: Bloomberg, October 3, 2013 – October 3, 2016
*Adjusted EBITDA represents a non-GAAP measurement, a reconciliation of which to net income, the most comparable GAAP measurement, can be found in the Appendix.
** Includes $2.6 million held as L/C

Strategy Has Increased Value on a Per Share Basis

AgEq[2] Reserve Per Share 2012-2015 CAGR


Peer Group[1]
Hecla
-4%
+8%

AgEq Production Per Share 2012-2016[3] CAGR


Peer Group[1]
Hecla
+5%
+14%

Strong growth plus disciplined share issuance has created strong shareholder value

OCF – CAPEX Per Share 2012-2016[3] CAGR


Peer Group[1]
Hecla
+40%
+82%

Peer group includes Silver Standard, Pan American Silver, Coeur Mining, First Majestic.

1. Average of Peer group
2. Silver equivalent calculated using average prices for the time period
3. Mid Year 2012 to Mid Year 2016; Source: Bloomberg and public filings

Hecla MINING COMPANY 125 Years SINCE 1891

A Roadmap for Value and Growth

A Strong Foundation	Immediate Growth	Securing The Long Term Future
Greens Creek	**Greens Creek** Productivity	**Existing Mines**
Lucky Friday	**Lucky Friday** #4 Shaft	**Rock Creek**
Casa Berardi	**Casa Berardi** EMCP pit	**Montanore**
	San Sebastian Exploration Drilling	

Hecla MINING COMPANY
125 Years SINCE 1891

Operations, Innovation, Exploration
Building the Core of Our Strategy

October 20/21, 2016



North American Focused Asset Portfolio

Operations in Low-Risk + Mining-Friendly Jurisdictions

- ★ Corporate Offices
- ◆ Operating mines
- ■ Pre-development
- ◘ Exploration project



Greens Creek
Admiralty Island, AK
Vancouver, BC
Coeur d'Alene, ID
Silver Valley
Wallace, ID
Montanore, Libby, MT
Rock Creek, Noxon, MT
Lucky Friday
Mullan, ID
Monte Cristo
Esmeralda, NV
San Juan Silver
Creede, CO
San Sebastian
Durango, MX
Opinaca/Wildcat
James Bay, QC
Casa Berardi
Val d'Or, QC
Fayolle
Val d'Or, QC
Val d'Or, QC
Heva-Hosco
Val d'Or, QC

Safety Remains the Top Priority


Hecla All Injury Frequency Rate (AIFR)
7
6
5
4
3
2
1
0
6.06
5.35
5.41
4.57
3.15
2012
2013
2014
2015
2016

Strong YTD 2016 Production

Greens Creek Silver Up 19% YTD


7.0 Moz
5.9 Moz
Q3/15
2.0 Moz
H1/15
3.9 Moz
2.4 Moz
Q3/16
4.6 Moz
H1/16
YTD 2015
YTD 2016

Casa Berardi Gold Up 22% YTD


104.3 Koz
85.6 Koz
Q3/15
29.3 Koz
H1/15
56.4 Koz
31.9 Koz
Q3/16
72.3 Koz
H1/16
YTD 2015
YTD 2016

Lucky Friday Silver Up 33% YTD


2.7 Moz
2.0 Moz
Q3/15
0.6 Moz
H1/15
1.5 Moz
0.9 Moz
Q3/16
1.8 Moz
H1/16
YTD 2015
YTD 2016

San Sebastian Silver Production*


3.4 Moz
1.0 Moz
Q3/16
2.5 Moz
H1/16
0.0 Moz
YTD 2015
YTD 2016

*San Sebastian began production in December 2015.

Hecla MINING COMPANY 125 Years SINCE 1891

Greens Creek

Consistent, Low-Cost Production

October 20/21, 2016



Hecla MINING COMPANY 125 Years SINCE 1891

Greens Creek

Consistent Low-Cost Production



Greens Creek, Admiralty Island, Alaska
Map Area
Alaska
Auke Bay Dock
Juneau
Ferry Route
Douglas Island
Mansfield Peninsula
Stephens Passage
Young Bay Dock
Hawk Inlet
Shipping / Floatplane Dock
Greens Creek Mine
Mine Road
Admiralty Island
Chatham Straight
Hecla
Greens Creek Mine
Exploration Holdings
State Capital
Ferry Dock
Loading Dock
Road
Ferry Route

	Silver Production	Gold Production	Cost of Sales	Cash cost, after by-product credits, per Ag oz
Q2 2016	2.11 Moz	12 koz	$43.7 M	$5.38/oz[1]
2016E	8.5 Moz	53 koz	-	$5.00/oz[2]
2016E Capital	$48 M (Includes $14M for tailings expansion)			
FCF H1 2016[3]	$28.8 million			
FCF To Date	$983 million			

1. Cash cost, after by-product credits, per silver and gold ounce represents a non-GAAP measurement, a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization, the most comparable GAAP measurement, can be found in the Appendix. The most comparable GAAP measure is cost of sales and other direct production costs and depreciation, depletion and amortization, and is sometimes referred to as "cost of sales" in this presentation.
2. The estimates of future cash cost, after by-product credits, per silver ounce or gold ounce (non-GAAP) are made applying management's judgment and experience to forecasted metals and prices, inventory changes, performance year to date and expectations for the remainder of the year. It is not calculated from the GAAP measure of costs of sales, which is not available, and therefore providing a reconciliation to it requires an unreasonable effort.
3. Free cash flow is a non-GAAP measure calculated as net income from operations less capital expenditures, asset sale proceeds, lease financing, reclamation expenditures and working capital.

Greens Creek

Mine Layout



27 Ramp
(East Ore New Dev)
1350
26 Ramp
(East Ore New Dev)
29 Ramp
920 Main
59 Drift
5250 Ramp
4055 Ramp
37 Ramp
45 Ramp
1147
4211
Lower NWW Ramp
(NWW Primary Dev)
2950 Ramp
480 Ramp
M390
Lower 480 Ramp
(200S New Dev)

Innovation

Innovation at Greens Creek Drives Free Cash Flow Despite Grade Declines



30
25
20
15
10
5
0
Silver Grade (opt)
1,200
1,000
800
600
400
200
0
(200)
(400)
Cumulative Net Cash Flow (millions)
1989
1993
1999
2003
2007
2011
2015
Silver Grade (g/t)
Cumulative Net Cash Flow*

* Net Cash Flow includes all capex, working capital changes, and lease financing expenses

Track Record of Improvement



Silver Ounces in Concentrate
Silver Ounces in Concentrate (Moz)
9
8
7
6
5
2008
2009
2010
2011
2012
2013
2014
2015

Increasing Recoveries Add Value

Average Recoveries Have Increased 7% Adding +$100 Million of Value


80%
75%
70%
65%
Silver Recovery %
CCO2
SCALP
CO2 pH
Control
7%
Increase
2014
2015

Hecla MINING COMPANY 125 Years SINCE 1891

Improving Mining Based on Information

RFID's on workers and machines increases safety and productivity


920 Main
4055 Ramp
34XCut
52XCut
37 Ramp
45 Decline
2853 Ramp
585XCut
90Xcut
2950 Ramp
HECLA
GREENS CREEK MINE
SCHEMATIC
Air Doors
Refuge Chamber
Intake Air
Evacuation Map
Down Ramp Traffic
Two Way Ramp Traffic
Gas Sensors
Exhaust Air
Main Fans
Phone Location
Fan Controls
Up Ramp Traffic
Secondary Escape
SCALE: none

Ventilation is a Large Power Consumer

On Demand Can Dramatically Reduce Consumption

Example of Ventilation on Demand Implementation


600 kW
100 kW
300 kW
0 kW
0 kW
-100 kW
4/4/2016
4/11/2016
4/18/2016
4/25/2016

Hecla MINING COMPANY 125 Years SINCE 1891

Additional Investments in Productivity Improvements

Installing Tele-Remote Mucking & Autonomous Trucking
Up to 15% more productivity



Remote & Autonomous Equipment Operation Increases Time at the Mining Face

Boliden Experience


Underground mine
Production potential in 10 years
40 – 80 %
Autonomous machines
+
10 – 20 %
Mine Operational Centre
=
Face utilisation potentially from 25% to 40 – 50 %
Transparent and visualised production
Autonomous machines
MOC
Today
Mine activites
70
60
50
40
30
20
10
0
24 hours
BOLIDEN
Boliden CMD 2013
9
2013-11-20

Hecla MINING COMPANY 125 Years SINCE 1891

Exploration

Converting Resources to Reserves


Indicated: 484,400 silver ounces and 7,000 gold ounces
Inferred: 11.4 million silver ounces and 105,900 gold ounces
East Ore Resource
Main Ramps
Mined Stopes
Reserve Plan
Measured Resource
Indicated Resource
Inferred Resource
Mineralization trends
Indicated: 4.1 million silver ounces and 32,100 gold ounces
Inferred: 9.6 million silver ounces and 76,500 gold ounces
Deep 200 South Resource
Northwest West Resource
Indicated: 800,200 silver ounces and 13,000 gold ounces
Inferred: 18.5 million silver ounces and 91,700 gold ounces
80% Historic resource conversion rate to reserves

Exploring Along Trends


Upper Trend: East above Klaus - 9a –5250 / 5250 Upper Plate
Middle Trend: East below Klaus – 9a – SW – 200S – D200S Bench–Gallagher
Lower Trend: West- 9a – NWW – D200S Wall – Lower Gallagher
Areas of highest potential to host new mineralization
Mine Infrastructure
3D View Looking AZM 063 DIP -76
1,000 ft.
N
EAST
EAST
WEST
5250
SOUTHWEST
NORTHWEST WEST
200 SOUTH
DEEP 200 SOUTH
PROJECTION of 5250
GALLAGHER
PROJECTION of 5250
LOWER GALLAGHER
Fault Block 1
Maki Fault Zone
Fault Block 2
Gallagher Fault Zone
Fault Block 3

Exploration Potential Across Property



N
Greens Creek 5 Year Surface Exploration Plan
Mine Horizon
2017
2018
2019
2020
2021
Mine
LandExchange
Federal Lode Claims
Young Bay
Hawk Inlet
Federal Claims
Lil Sore
Upper Zinc Creek
Mammoth
Land Exchange
Lower Zinc Creek
East Ore
Gallagher
5250
1
Mile

Questions


Photo: Shelby Edwards

Hecla MINING COMPANY 125 Years SINCE 1891

Lucky Friday

Positioned for Growth and Longevity

October 20/21, 2016



Lucky Friday

Strong Operating Performance



Lucky Friday, Mullan, Idaho
Map Area
British Columbia
Idaho
Montana
Troy
Libby
Sandpoint
Kalispell
Montanore
Noxon
Rock Creek
Spokane
Coeur d'Alene
Lucky Friday Mine
Mullan
Missoula
Hecla
Lucky Friday Mine
Pre-Development Project
City
State Border
Interstate Highway
Highway

	Silver Production	Cost of Sales	Cash cost, after by-product credits, per silver oz
Q2 2016	858 koz	$18.7 M	$9.94/oz[1]
2016E	3.4 Moz	-	$9.00/oz[2]
2016E Capital	$37 M (Including $20 M for #4 Shaft)		
2P Reserves	78.7 Moz silver @ 15.5 oz/t Ag		
M+I Resources	128.1 Moz silver @ 6.2 oz/t Ag		

1. Cash cost, after by-product credits, per silver and gold ounce represents a non-GAAP measurement, a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization, the most comparable GAAP measurement, can be found in the Appendix. The most comparable GAAP measure is cost of sales and other direct production costs and depreciation, depletion and amortization, and is sometimes referred to as "cost of sales" in this presentation.
2. The estimates of future cash cost, after by-product credits, per silver ounce or gold ounce (non-GAAP) are made applying management's judgment and experience to forecasted metals and prices, inventory changes, performance year to date and expectations for the remainder of the year. It is not calculated from the GAAP measure of costs of sales, which is not available, and therefore providing a reconciliation to it cannot be done without unreasonable effort.

#4 Shaft: Increasing Grade with Depth


Silver Shaft
4050 Level
4900 Level
5900 Level
#4 Shaft
Mining Activity
5900 Level
6500 Level
7500 Level
8600 Level
30 Vein

ORE GRADE VALUES
*AgEq Grade (opt)

red	> 24
orange	18 - 24
yellow	12 - 18
green	6 - 12
blue	< 6

Dec. 31, 2015

*Ag Equivalent Values Based Upon: Resource Prices $20.00/oz Ag, $0.90/lb Pb, $0.90/lb Zn

- Operational shaft expected in Q4/16 at a total cost of about $225 million
- $20 million to be spent this year
- Production growth expected from higher-grade ore at depth

Hecla MINING COMPANY 125 Years SINCE 1891

#4 Shaft Excavation Complete, Operating Shaft by Year End


Hecla MINING COMPANY 125 Years
Lucky Friday #4 Shaft Project
Cementation
WE BUILD MINES. SAFELY.
Shaft Bottom Station 8620L
9,587 feet below the Surface
"The Bottom, on our way up!"

Innovation

#4 Shaft: Access to the Expanding High-Grade Zone at Lucky Friday


20 Years
Past Mining
6500 Level
7500 Level
Resource Shown
To 8300'
#4 Shaft
Mine Face (Galena)
97.2 opt Silver
47.5% Lead
900'@ +24 opt
AgEq
30 Vein

ORE GRADE VALUES
*AgEq Grade (opt)

- > 24
- 18 - 24
- 12 - 18
- 6 - 12
- < 6

Dec. 31, 2015

*Ag Equivalent Values Based Upon: Resource Prices $20.00/oz Ag, $0.90/lb Pb, $0.90/lb Zn

Standard Lucky Friday Underhand Longwall (LFUL) Layout


Standard LFUL Isometric
View Looking South East
Standard LFUL has 5 cuts per ramp

Future Access Layout Increases Efficiency



LFUL Optimized Isometric
View Looking South West

Optimized LFUL has 10 cuts per ramp which means…

- Lower development expenditure
- Stopes turn around faster



Stepped Longwall

- Removes backfilling from the mining cycle
- 30% more efficient

Lucky Friday Vertical Configuration For Stope Mining



Testing Battery Powered Vehicles



HMC
2955

Benefit: Reduce heat, diesel emissions and therefore reduce ventilation and cooling needs

Exploration

Opportunities To Expand 30-Vein



Section View
Looking North
1000 Ft.
4050 Level
5900 Level
#4 Shaft
Silver
Fault
Zone

- 2015 Resource Outline
- Drill Hole Pierce Points
- Silver Fault Zone
- Definition Focus Area
- Exploration Focus Area

Upside Potential

Unexplored 30 Vein Trend to Star Mine



Star Morning
Vein
7,000
Feet
You Like/30 Vein Trend

Good Silver Valley Exploration Potential


HERCULES
REX
TAMARACK-CUSTER
SHERMAN
TIGER-POORMAN
HECLA
FRISCO
Star-Gold Hunter Belt
STAR-MORNING
PILOT
Snowstorm Belt
NATIONAL
GOLCONDA
LUCKY FRIDAY EXPANSION
Hecla Belt
SNOWSTORM
Lucky Friday - Golconda Belt
BUTTE-CDA
LUCKY FRIDAY
VINDICATOR
SILVER MOUNTAIN
ALICE
I-90
Mullan
Idaho
Burke Canyo
N
0
1
2
Miles
Mine (Ore Body)
Generalized Perimeter Hecla Mineral Interests

Questions



Casa Berardi

Now A Hecla Mine



Oct 20/21, 2016

Casa Berardi

A Great Acquisition


Casa Berardi, Quebec, Canada
Map Area
Casa Berardi Mine
Provincial Capital
City
Provincial Border
Major Highway
Quebec
Casa Berardi Mine
La Sarre
Amos
Val d'Or
Rouyn-Noranda
Quebec
Ontario
Ottawa
Montréal

	Gold Production	Cost of Sales	Cash cost, after by-product credits, per gold oz
Q2 2016	42 koz	$41.2 M	$601/oz[1]
2016E	145 koz	-	$700/oz[2]
2016E Capital	$61 M (Includes $19 M for EMCP pit)		
2P Reserves	1.3 Moz gold @ 0.13 oz/t gold		
M+I Resources	1.3 Moz gold @ 0.12 oz/t gold		

1. Cash cost, after by-product credits, per silver and gold ounce represents a non-GAAP measurement, a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization, the most comparable GAAP measurement, can be found in the Appendix. The most comparable GAAP measure is cost of sales and other direct production costs and depreciation, depletion and amortization, and is sometimes referred to as "cost of sales" in this presentation.
2. The estimates of future cash cost, after by-product credits, per silver ounce or gold ounce (non-GAAP) are made applying management's judgment and experience to forecasted metals and prices, inventory changes, performance year to date and expectations for the remainder of the year. It is not calculated from the GAAP measure of costs of sales, which is not available, and therefore providing a reconciliation to it cannot be done without an unreasonable effort.

Improved Throughput by 34%
Consistency of Operations Since 2013


Casa Berardi Monthly Milled Tonnage
100000
90000
80000
70000
60000
50000
40000
Short Tons
2013
2014
2015
2016
Hecla Buys Aurizon
EMCP Pit
Consistency, Improvement
Firefighting

Hecla MINING COMPANY 125 Years SINCE 1891

Now A Hecla Mine


Emilie Pelletier
220
CAT

EMCP Pit is Transforming Casa Berardi

Creating Value

- **Optimizing the mill**: **~2,300** tpd (2015A) to **~3,100** tpd (2017E), adds **5,000** Au oz (2016E) and **30,000** Au oz (2017E)
- **Increasing operating flexibility:** Lowering cost per ounce
- **Strong Returns**: IRR of **90%**[1] **on** 2016 Capital of **$19M &** Total Capital of **$39M**


Location of EMCP Pit
3D Model
West Mine
SW
LI
111
113
Principal
124
124
134
280m Track Drift
550m Track Drift
810m Expl. Drift
985m Drift
118
123
139
East Mine
160

1. Report prepared for the Company's use by Mine Development Association dated 06/26/15

EMCP Pit

Rapid Progress to Mining Ore


First Ore - July 2016

Multiple Stage Pits Move Cash Flow Forward





Innovation

Arched Profile

Increases Stability, Reduces Waste



- Better stability
- Reduces waste by 5% on average

Automated Hoisting & Remote Rock Breaking Increases Efficiency

Rock is loaded, hoisted, and dumped automatically







The hoistman hoists men and runs three rock breaking facilities

Stope Drilling Automation
Adds 15 Meters A Day





- Allows drilling between shifts and during lunch time (no operator)
- 1 automated production drill in operation

Jumbo Automation (Development)



- Increases drilling accuracy
- Reduce overbreak by 5%
- Better advancement rate
- 2 automated development drills in operation



1.58 2.43 4.35
2.38 m/min
4.50
Face
Arrêt auto forage
Vissage actif

Robo Arm Improves Blasting


ORICA

- Used to load explosives into longer holes
- Doubles speed of loading explosives versus hand-loading
- Better loading gives better fragmentation


DANGER
RoboArm

Automated Haulage: 985 Project

- Potential to replace five 30 tonne trucks with two 40 tonne trucks
- Reduces capital
- Operating costs potentially 25% less


AUTOMATION ZONE

The system at Barrick's Williams Mine

Avoca Stoping Method

Example of Mine Design Changes


Top Cut
Cross Cut
15'x17'
Top Cut Access
15'x15'
Top Cut
Ore Drive
20'x15'
15'x15'
15'x17'


Ore Outline
Bottom Cut

Trailer Cage

A Low Cost, High Return Initiative

- Installation and start-up in the beginning of May 2016
- Conveyance has only one deck
- The trailer cage roughly doubles the deck capacity
- Halving the time to move men at the beginning and end of shift
- Safe, quick and effortless handling system



Exploration

Great Exploration Potential


CASA BERARDI MINE
Composite Longitudinal Section
4.3 km
W
E
North Domain
P. Crown Pillar
E. Crown Pillar
E. Underground
134 S
140 S
124 U
124 S
118 U
121 U
123 U
LIU
LIU (Ext)
280m Track Drift
550m Track Drift
810m Exp. Drift
985m Drift
Proven & Probable Reserves : 1,331,800 oz
Measured & Indicated Resources : 1,311,600 oz
Inferred Resources : 510,400 oz
Surface Drilling
Underground Drilling
West Mine & 113 Area
118-123 & Principal Area
East Mine Area
0
0.5km
11000E
12000E
13000E
14000E
15000E
16000E
-400m
-800m
-1200m
-1600m
Proven & Probable Reserves
Measured & Indicated Resources
Inferred Resources
Past Production
Existing Infrastructure
Proposed Development
Hecla QUEBEC
CASA BERARDI
Mineral Reserves & Resources
as of December 31, 2015

Hecla MINING COMPANY 125 Years SINCE 1891

Strong Drill Results Throughout Mine


3D Model
New Hole Results
New Hole
Mining, reserves & resources
CASA BERARDI

Lower-Inter Upper-300 Area		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBW-0300-039	21.7	1.27
CBW-0300-044	17.4	0.95
CBW-0300-042	9.8	0.94

Upper 123-270/490/5	
Drill Hole Number	True Widt (Feet)
CBP-0490-041	42.3
CBP-0490-013	37.1
CBP-0490-012	50.2

Lower Inter (104 Zone)		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBW-1085	9.5	0.10
CBW-1086	102	0.05

U Principale 121-790 Area		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBP-0790-115	39.0	0.22
CBP-0790-117	21.7	0.24
CBP-0790-116	8.9	0.56

Lower 123-770/850 Area		
Drill Hole Number	True Width (Feet)	Gold (oz/tor
CBP-0870-054	18.0	0.21
CBP-0870-054	16.1	0.53
CBP-0870-052	8.9	0.92

CBP-0530-319	21.3	0.17
CBP-0530-320	28.5	0.15


S
N
123 ZONE
Longitudinal S
South Fault
Level 790
Level 810
Level 830
Level 850
Level 870
Level 890
1.19 / 19.0
0.86 / 21.3
0.77 / 17.7
1.72 / 14.4
0.78 / 24.0
1.84 / 16.1
0.31 / 32.8
0.56 / 31.2
123-01
123-03
123-02
123-11
Legend
Geology
Sediments
Volcanic
Fault
Zone
123-01 (vein)
123-02 (vein)
123-03 (vein)
123-11 (vein)
Au (oz / t)/feet
Casa Berardi Mine
Section 12390 E
Looking West
0
50ft

134 Zone: Potential For Another Pit

Located near the planned Principal Pit



S
N
Surface
0.13/8.2
0.25/2.3
0.16/3.9
0.03/74.8
0.08/11.8
Zone 134
0.03/1.3
0.15/9.2
0.10/15.4
0.02/6.9
0.08/8.9
0.15/6.6
0.16/6.6
0.03/23.3
0.08/23.3
Legend
Mineralized Zone
Wacke
Wacke-Mudrock
Conglomerate
Felsic Intrusion
Volcanic
Fault
Deformation Corridor
West Mine & 113
118-123 & Principal
Zone 134 Area
Section 13350E
0
50m
Casa Berardi Mine
Zone 134 Area
Section 13350E (±7.5m)

North American Focused Asset Portfolio

Operations in Low-Risk + Mining-Friendly Jurisdictions

- ★ Corporate Offices
- ◆ Operating mines
- ■ Pre-development
- ◘ Exploration project



Greens Creek
Admiralty Island, AK
Vancouver, BC
Coeur d'Alene, ID
Silver Valley
Wallace, ID
Lucky Friday
Mullan, ID
Montanore, Libby, MT
Rock Creek, Noxon, MT
Monte Cristo
Esmeralda, NV
San Juan Silver
Creede, CO
San Sebastian
Durango, MX
Opinaca/Wildcat
James Bay, QC
Casa Berardi
Val d'Or, QC
Fayolle
Val d'Or, QC
Val d'Or, QC
Heva-Hosco
Val d'Or, QC

Advancing Exploration Projects


WILDCAT
OPINACA
Hecla Quebec /Everton / Azimut
Ontario
Quebec
Detour Gold
16 Moz
Detour Lake Break
CASA BERARDI MINE
Matagami
Casa Berardi Break
Casa Berardi JV
Hecla Quebec / Lake Shore Gold
La Sarre
Timmins
>80 Moz
Destor-Porcupine Break
FAYOLLE
Hecla Quebec / Typhoon
DUVERNY
Kirkland Lake
40 Moz
Rouyn-Noranda
20 Moz
Cadillac
25 Moz
Malartic-Val-d'Or
>37 Moz
Cadillac-Larder Lake Break
HEVA-HOSCO
Intrusive rock
Proterozoic rock
Volcanic rock
Sedimentary rock
Regional fault
Gold mining camp
Ontario
Quebec
0
50 miles

PROPERTY	COMMENTS
CASA BERARDI JV	50:50 Joint Venture with Lake Shore Gold Corp.
OPINACA	CDN$0.7 M to spend by Nov 2017 for earning a 50% interest from Everton Resources Inc. and Azimut Exploration Inc.
WILDCAT	100% Hecla Québec. 1.0% NSR to Everton on 246 claims.
HEVA-HOSCO	100% Hecla Quebec. 0.5% to 2.0% NSR over 90% of the property.
FAYOLLE	50:50 Joint Venture with Typhoon Exploration Inc.
DUVERNY	100% Hecla Quebec.

Heva-Hosco on the Famous Cadillac Break

Exploring for the deeper trend mineralization


Mouska
Heva-Hosco
B
B`
Doyon
LaRonde
Cadillac Break
Lapa
A
A`
Heva
117
Cadillac
5 miles
Felsic Volcanics
Intermediate Volc.
Mafic to Ultramafic
Cadillac Sediments
Pontiac Sediments
Conglomerate
Felsic Intrusion
Cadillac Break
Shear Zone
Late Fault


A
A`
W
E
Heva Area
Hosco Area
-1000m
-2000m
-3000m
1 mile
Lapa Mine Projected
1.08M oz Au
Reserves-Resources
1 mile


B
B`
W
E
Mouska Mine
Mic Mac Mine
Mooshla Mine
Doyon Mine
Westwood Mine
Bousquet Mine
LaRonde Mine
-1000m
-2000m
-3000m
2 miles
1 mile

Opinaca/Wildcat

In the Shadow of Eleonore



Opinaca Subprovince
QUEBEC
N
Legend
Geology
Wacke
Conglomerate
Iron Formation
Claims
Opinaca property
Wildcat property
Road
Camp
Subprovince limit
Gold deposit
Gold occurrence (oz/ton Au / ft)
5 miles
Inextension
Éléonore Mine
8.4 Moz Au
at 0.18 oz/ton
Dominic
Manuel
Panda
Pénélope
Brad
Autor
D8
JT
0.15 / 26.2
0.04 / 52.5
Cheechoo
0.21 / 25.9
0.08 / 73.8
Claude
0.20 / 6.6
0.03 / 70.5
LaGrande Subprovince

Questions



San Sebastian

Extending the Mine Life

October 20/21 2016



Hecla MINING COMPANY 125 Years SINCE 1891

San Sebastian

Hecla's Newest Mine is Exceeding Expectations


San Sebastian, Durango, Mexico
Map Area
Cohahuila
Durango
San Sebastian
Durango
Zacatecas
Hecla
San Sebastian
Exploration Holdings
State Capital
State Border
Road
Railroad

	Silver Production	Gold Production	Cost of Sales	Cash cost, after by-product credits, per Ag oz
Q2 2016	1.3 Moz	9.5 koz	$9.2 M	$(3.05)[1]
2016E	4.35 Moz	35 koz	-	$1.00/oz[2]
2016E Capital	$2 M			
H1 2016	~$48 million in Free Cash Flow[3] (PEA $43 M LOM)			

IRR +1000% (PEA was 404%), **Payback was 6 weeks**

1. Cash cost, after by-product credits, per silver and gold ounce represents a non-GAAP measurement, a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization, the most comparable GAAP measurement, can be found in the Appendix. The most comparable GAAP measure is cost of sales and other direct production costs and depreciation, depletion and amortization, and is sometimes referred to as "cost of sales" in this presentation.
2. The estimates of future cash cost, after by-product credits, per silver ounce or gold ounce (non-GAAP) are made applying management's judgment and experience to forecasted metals and prices, inventory changes, performance year to date and expectations for the remainder of the year. It is not calculated from the GAAP measure of costs of sales, which is not available, and therefore providing a reconciliation to it cannot be done without unreasonable effort.
3. Free cash flow represents a non-GAAP measure; it is calculated by taking Operating Cash Flow (GAAP) minus Capital Expenditures (GAAP)

Focusing on Potential High-Grade Underground Zones



2061
2062
2045
2041
2044
2042
2043
2081
1051
1052
1041
1042
1011
1012
1013
1014
1015
1021
1031

High Grade Additions to Middle Vein



MIDDLE VEIN LONGITUDINAL SECTION
(Looking NE)
NW
SE
POTENTIAL UNDER-
GROUND MINING AREA
(STUDIES IN PROGRESS)
CURRENT OPEN PIT
MINING AREA
6,500
6,000
5,500
PROGRAMMED DRILL HOLE
DRILL HOLE ASSAYS PENDING
DRILL HOLE INTERCEPT
$NSR VALUE PER TON
$10
$25
$50
$100
$200
$300
$400
SCALE
0
500
1000
FEET
OCTOBER 2016

Exploration

Potential Mine Life Extension



NEW 2016 MIDDLE VEIN DISCOVERY AREA
NEW 2016 WEST FRANCINE VEIN DISCOVERY AREA
EAST FRANCINE EXTENSION DISCOVERY AREA
North Vein
Middle Vein
Francine Vein
East Francine Vein
N
EXPLANATION
Potential Pit Expansion Areas
Current Pit Design
Exploration Target
Vein or Vein Projection
Mine Infrastructure
0
0.5
miles

New Middle Vein Resources and Exploration Potential



MIDDLE VEIN LONGITUDINAL SECTION
(Looking NE)
NW
SE
2016 Exploration Drilling Area (In Progress)
NEW 2016 RESOURCE AREA
CURRENT OPEN PIT MINING AREA
6,500
6,000
5,500
0.60 oz/ton gold and 149 oz/ton silver over 4.7 ft.
0.68 oz/ton gold and 65 oz/ton silver over 7.0 ft.
0.28 oz/ton gold and 58 oz/ton silver over 5.9 ft.
0.24 oz/ton gold and 50 oz/ton silver over 8.6 ft.
PROGRAMMED DRILL HOLE
DRILL HOLE ASSAYS PENDING
DRILL HOLE INTERCEPT
$NSR VALUE PER TON
$10
$25
$50
$100
$200
$300
$400
SCALE
0
500
1000
FEET
OCTOBER 2016

Francine Vein Depth Potential

Fluid Inclusion studies helping locate up-flow areas (Hugh Zone)


FRANCINE VEIN LONGITUDINAL SECTION
(Looking North)
W
E
2001-2005 Mine Workings
E. Francine
6,500
6,000
5,500
5,000
Feeder T>300C Sal>6%
Feeder T>300C Sal>6%
Possible Feeder T>280C Sal>4%
EXPLANATION
Drill Hole or Trench Intercept
Fault
Caracol Fm Shale
$NSR VALUE PER TON
$25
$50
$100
$200
$300
$400
SCALE
0
500
1000
FEET
OCTOBER 2016

Exploring Middle Vein Depth Potential Using Fluid Inclusions


MIDDLE VEIN LONGITUDINAL SECTION
(Looking NE)
NW
NEW 2016 RESOURCE AREA
Programmed Pit Shell
SE
6,500
6,000
5,500
Feeder T>280C Sal>2%
Feeder T>280C Sal>2%
Feeder T>280C Sal>2%
EXPLANATION
Drill Hole or Trench Intercept
Fault
Caracol Fm Shale
$NSR VALUE PER TON
$25
$50
$100
$200
$300
$400
SCALE
0
500
1000
FEET
OCTOBER 2016

Property-Wide Exploration Potential


Zapata Norte Vein
West Vein Extensions
San Sebastian Mine Area
La India Vein
Esperanza Vein
East Vein Extensions
N
EXPLANATION
Core Drilling Area
Reverse Circulation Drilling Area
Vein or Vein Projection
Mine Infrastructure
0
2
miles

Questions



Hecla Mining Company
125 Years Since 1891

Rock Creek and Montanore

Securing Our Long-Term Future

October 2016



Hecla's World Class Ag-Cu Projects

Same Geology, Geography, Political Region

Less than 50 miles from Lucky Friday



Fairway Creek
Spar Lake
Bull Lake
Troy Mine
JF
Montanore Project
Rock Creek Project
Clark Fork
SH 200
MT 56
US 2
Cabinet Gorge Reservoir
American Kootenai
Thompson Lakes
MONTANA
IDAHO
Noxon Reservoir
Sims
Vermilion River
Legend
Highway
Ore Body
Exploration Properties
Mine Projects
0
5
10
Miles
The property shown has not been verified.
The purpose of this map is for diagramatic use only.

Rock Creek & Montanore Silver Resources

Greater Than Hecla's Reserve

Total Hecla		Rock Creek	Montanore
(proven & probable)[1]		(inferred resource)[2]	(inferred resource)
175 million oz. Silver		229 million oz. Silver	231 million oz. Silver
		2 billion lbs. Copper	2 billion lbs. Copper

1. Silver reserve prices calculated at $14.50/oz.
2. Rock Creek resources calculated for Revett based upon a technical report (the "Rock Creek Report") dated May 7, 2004, amended as of January 27, 2005, prepared by SRK Consulting, Toronto in accordance with 43-101. Total inferred resource of 137 Mtons containing 1.67 opt Ag and 0.72% Cu for 229 Moz Ag and 2,022 Mlbs Cu.

Ore Bodies Beneath the Wilderness

Access By Adits Outside the Wilderness


LIBBY
MONTANORE
ORE BODY
14,000
4,000
EXISTING
ADIT
N
ROCK CREEK
ORE BODY
15,500
ROCK CREEK
MILL SITE
56

Greens Creek Experience

An Asset for Montana Development


Troy to Rock Creek


Greens Creek

Environmentally Sensitive Mining

Version 1.0 - Greens Creek

Brown Bear




Property IGFA

Salmon



Water- Windfall Harbour

Environmentally Sensitive Mining

Version 2.0 Rock Creek & Montanore

Grizzly





Water-Granite Lake



Bull Trout

Similar Development Project Timelines


Montanore
Rock Creek
Donlin Creek
2016
2017
2018
2019
2020
2021
2022
2023
2024
Permitting
Evaluation-Feasibility
Construction
Production
Permitting
Evaluation – Feasibility
Construction
Production
Permitting
Construction
Production

- Montanore litigation between permitting and evaluation and construction could delay development schedule
- Rock Creek potential litigation could delay project development timelines
- Donlin Creek permitting estimate from COE web page

Rock Creek & Montanore Combined Are About Half the Metal of Donlin Creek

Significant Unrealized Value

Rock Creek


482 Moz
Silver Eq.
Inferred
Resources

+

Montanore


484 Moz
Silver Eq.
Inferred
Resources

Donlin Creek


1,656 Moz
Silver Eq. Resources

Average Analyst Value

Nominal

Average Analyst Value

= $1.0 B

1. Resources inclusive of reserves; 50% of resources owned by Nova Gold
2. Donlin Creek Value: Average of JP Morgan and RBC – 5% NAV
3. Silver equivalent calculated using average prices for 2016

Questions



Hecla MINING COMPANY
125 Years SINCE 1891

Financial Review

Growing Cash Flow

October 20/21 2016



Strong and Improving Financial Position

Improving financial flexibility

- $292M of liquidity at end of Q3/16
- $67.4M in Q2/16 operating cash flow
- $25.1M in Q2/16 free cash flow[2]

Capital Discipline

- 33% improved debt metrics over Q1
  - Net Debt/Adj. EBITDA = 2.0x
- Lower cost of capital through improving credit metrics
  - Current Cost of Capital: 8.4%*
  - Desired State of Cost of Capital → 4.8% (Newmont**)

$292M Liquidity[1]



$192M
Cash & Cash Equivalents
$100M
Undrawn Revolver

Net Debt/Adj. EBITDA



35% decrease from Q4/15
3.8x
3.1x
3.6x
3.0x
2.3x
2.0x
LTM Q4/2015
LTM Q1/2016
LTM Q2/2016
Net Debt/Adj. EBITDA
Net Debt/Adj. EBITDAX

1. As of Q3/2016
2. Free cash flow: OCF – Capex
3. LTM = last twelve months

*Source: Bloomberg. Assumes Cost of Equity: 9.3%, After-tax Cost of Debt 4.8%, Equity Weight: 78.9%, Debt Weight: 20.8%
**Source: Bloomberg. Assumes Cost of Equity: 5.5%, After-tax Cost of Debt 2.3%, Equity Weight: 78.8%, Debt Weight: 21.2%

Hecla MINING COMPANY 125 Years SINCE 1891

Diversified Revenue Stream H1 2016

Mitigates Risk and Enhances Economics

#1 Silver and #3 Lead and Zinc Producer in the U.S.

Zinc Production: **35.5 Ktons**
Realized Price: **$0.84/oz**

Silver Production: **8.88 Moz**
Cash Costs, after by-product credits: **$3.46/oz**[1]
Realized Price: **$16.10/oz**

Lead Production: **21.4 Ktons**
Realized Price: **$0.79/oz**

Gold Production: **118.6 Koz**
Cash Costs, after by-product credits: **$676/oz**[1]
Realized Price: **$1,220/oz**


12%
9%
38%
41%
Silver
Gold
Lead
Zinc

H1 2016 Margins
Silver Margin: **$12.64/oz**
Gold Margin: **$544/oz**

Greens Creek
38% of
Total Revenue


25%
45%
9%
21%

Casa Berardi
28% of
Total Revenue


100
%

Lucky Friday
15% of
Total Revenue


13%
32%
55%

San Sebastian
20% of
Total Revenue


36%
64%

1. Cash cost, after by-product credits, per silver and gold ounce represents a non-GAAP measurement, a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization, the most comparable GAAP measurement, can be found in the Appendix. The most comparable GAAP measure is cost of sales and other direct production costs and depreciation, depletion and amortization, and is sometimes referred to as "cost of sales" in this presentation.
2. Based on realized prices H1 2016: Silver - $16.10, Gold - $1,220, Zinc - $0.84, Lead - $0.79. Numbers may not add up due to rounding

Our Mines Generate Free Cash Flow

Q2 2016 Metrics

Greens Creek


$41.9
$(14.7)
65%
Conversion to FCF1
$27.2
OCF*
Capex
FCF**

Casa Berardi


40%
Conversion to FCF1
$28.9
$(17.2)
$11.7
OCF
Capex
FCF

San Sebastian


99%
Conversion to FCF1
$27.8
$(0.2)
$27.6
OCF*
Capex
FCF**

Lucky Friday


60%
Conversion to FCF2
$5.0
$(2.1)
$3.0
$(8.2)
$(5.2)
OCF*
Capex
FCF** w/o #4 Shaft Capex
#4 Shaft Capex
FCF** w/ #4 Shaft Capex

1. Cash flow conversion calculated as FCF from mines/OCF
2. Based on free cash flow w/o #4 Shaft capex

OCF stands for Operating Cash Flow, ** FCF stands for Free Cash Flow, FCF is a non-GAAP measure calculated as OCF (GAAP) less Capex (GAAP).
Numbers in millions (USD)

Priority Uses for Growing Cash Flow

Creating Shareholder Value

Sustaining and High-Return Organic Growth Projects	M&A	Dividends, Debt Buyback

Organic Growth Projects:
- San Sabastian: ROIC= +1,000%
- Casa Berardi EMCP: IRR = +90%
- Greens Creek Recovery Improvements: IRR = +600%

Prioritize investment of cash flows to generate highest possible returns

Hecla MINING COMPANY 125 Years SINCE 1891

2016 Expectations: Higher Production, Lower Cost & More Exploration

Bold=Improved estimate

Mine	2016E[1] Silver Production (Moz)	2016E[1] Gold Production (oz)	Cash Cost, after by-product credits, per silver/gold ounce[2]
Greens Creek	**8.5**	53,000	$5.00 per silver oz
Lucky Friday	**3.4**		$9.00 per silver oz
San Sebastian	4.35	35,000	$1.00 per silver oz
Casa Berardi		145,000	$700 per gold oz
Total	**16.25**	233,000	$4.75 per silver oz
AgEq Production:	**44.5**		
AuEq Production		**580,000**	

2016E[1] capital expenditures[3] (excluding capitalized interest)	$150 Million
2016E[1] pre-development and exploration expenditures	$19 Million

Note: Metal price assumptions used for calculations: Au $1,150/oz, Ag $15/oz, Zn $0.75/lb, Pb $0.80/lb; USD/CAD assumed at 0.75, USD/MXN at $0.06.

1. 2016E refers to Hecla's estimates for 2016.
2. The estimates of future cash cost, after by-product credits, per silver ounce or gold ounce (non-GAAP) are made applying management's judgment and experience to forecasted metals and prices, inventory changes, performance year to date and expectations for the remainder of the year. It is not calculated from the GAAP measure of costs of sales, which is not available, and therefore providing a reconciliation to it cannot be done without unreasonable effort.
3. 2016 capital spending estimated for Greens Creek to be $48 million, Lucky Friday to be $37 million, Casa Berardi to be $61 million and San Sebastian to be $2 million.

Strategic Focus for 2017 to Drive Further Value

- Increase employee development
- Examine the use of excess cash flow
- Grow and convert resources
- Make San Sebastian longed-lived
- Continue recovery improvements at Greens Creek
- Manage the expansion of Casa Berardi
- Between shift productivity at Casa Berardi and Greens Creek
- Semi and automated haulage at Casa Berardi and Lucky Friday
- Advance Rock Creek & Montanore
- Improved data analytics at all sites
- Consider acquiring new mines



Growth
Production
Reserves & Resources
Cash-Flow
Long-Lived Low-Cost Mines
Capture Price Cycles
High Return Investments
Improve Productivity
Political Stability and Social License
Financial Discipline
Committed, Talented and Safe Workers
SILVER, Gold and other metals

LONG TERM GOAL: S&P 500 Listing

Appendix

Higher Grade Mines Than Peers

BMO Silver Coverage, Silver Equiv. Reserves vs. Grade



1250
1000
750
500
250
0
Silver Equiv. (Moz)
1,000
800
600
400
200
0
Reserve Grade (g/t)
Higher Grade
FRES
SLW
THO
PAAS
BCM
HL
CDE
SSRI
HOC
FR
FVI
EDR
MAG
Silver
Other Metals
Silver eq. (g/t)

Source: BMO Capital Markets (07/08/2016)

Cash Cost GAAP Reconciliation

Reconciliation of cost of sales and other direct production costs and depreciation, depletion and amortization, the most comparable GAAP measurement, to cash cost, after by-product credits, per silver ounce, for Greens Creek, Lucky Friday & San Sebastian*
(dollars and ounces in thousands, except per ounce - unaudited)

	Q2/2016	Q1/2016	Q4/2015	Q3/2015	Q2/2015
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	$ 71,667	$ 71,036	$ 64,441	$ 70,043	$ 57,965
Depreciation, depletion and amortization	(16,300)	17,374	18,083	16,669	16,451
Treatment costs	20,527	(20,963)	(22,495)	(18,518)	(19,305)
Change in product inventory	2,122	(1,959)	(3,412)	5,445	(6,119)
Reclamation and other costs	(1,369)	605	397	624	96
Cash Cost, Before By-product Credits (1)	76,647	75,979	71,868	65,823	67,034
By-products credits	(60,577)	(61,330)	(51,683)	(46,401)	(53,183)
Cash cost, After By-product Credits	$ 16,070	$ 14,649	$ 20,185	$ 19,422	$ 13,851
Divided by Silver Ounces Produced	4,233	4,635	3,626	2,584	2,469
Cash Cost, Before By-product Credits, per Silver Ounce	$ 18.11	$ 16.39	$ 19.79	$ 25.47	$ 27.15
By-products credits per Silver Ounce	$ (14.31)	$ (13.23)	$ (14.24)	$ (17.96)	$ (21.54)
Cash Cost, After By-product Credits, per Silver Ounce	$ 3.80	$ 3.16	$ 5.55	$ 7.52	$ 5.61

*Q2/2016, Q1/2016 and Q4/2015

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, net of by-product revenues earned from all metals other than the primary metal produced at each unit.

Hecla MINING COMPANY 125 Years SINCE 1891

Cash Cost GAAP Reconciliation

Casa Berardi

	Q2/2016	Q1/2016	Q4/2015	Q3/2015	Q2/2015
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	$ 41,183	$ 29,159	$ 39,161	$ 37,459	$ 36,769
Depreciation, depletion and amortization	(13,597)	(8,501)	(12,757)	(11,561)	(10,714)
Treatment costs	238	171	221	152	144
Change in product inventory	(2,366)	3,118	(1,409)	(2,628)	(206)
Reclamation and other costs	(116)	(111)	(109)	(111)	(117)
Cash Cost, Before By-product Credits (1)	25,342	23,836	25,107	23,311	25,876
By-products credits	(144)	(103)	(130)	(107)	(123)
Cash cost, After By-product Credits	$ 25,198	$ 23,733	$ 24,977	$ 23,204	$ 25,753
Divided by Silver Ounces Produced	41,955	30,378	42,282	29,259	30,939
Cash Cost, Before By-product Credits, per Gold Ounce	$ 604	$ 785	$ 594	$ 797	$ 836
By-products credits per Gold Ounce	$ (3)	$ (3)	$ (3)	$ (4)	$ (4)
Cash Cost, After By-product Credits, per Gold Ounce	$ 601	$ 781	$ 591	$ 793	$ 832

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, net of by-product revenues earned from all metals other than the primary metal produced at each unit.

Hecla MINING COMPANY 125 Years SINCE 1891

Cash Cost GAAP Reconciliation

Reconciliation of cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) to cash cost, after by-product credits, per silver ounce (dollars and ounces in thousands, except per ounce – unaudited)

Greens Creek

	Q2/2016	Q2/2015
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	$ 43,734	$ 42,815
Depreciation, depletion and amortization	(12,413)	(13,775)
Treatment costs	15,317	15,639
Change in product inventory	2,684	4,775
Reclamation and other costs	(169)	86
Cash Cost, Before By-product Credits (1)	49,153	49,540
By-products credits	(37,773)	(43,409)
Cash cost, After By-product Credits	$ 11,380	$ 6,131
Divided by Silver Ounces Produced	2,117	1,856
Cash Cost, Before By-product Credits, per Silver Ounce	$ 23.22	$ 26.69
By-products credits per Silver Ounce	$ (17.84)	$ (23.39)
Cash Cost, After By-product Credits, per Silver Ounce	$ 5.38	$ 3.30

Lucky Friday

	Q2/2016	Q2/2015
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	$ 18,708	$ 15,150
Depreciation, depletion and amortization	(2,825)	(2,676)
Treatment costs	4,778	3,666
Change in product inventory	(1,035)	1,344
Reclamation and other costs	(221)	10
Cash Cost, Before By-product Credits (1)	19,405	17,494
By-products credits	(10,880)	(9,774)
Cash cost, After By-product Credits	$ 8,525	$ 7,720
Divided by Silver Ounces Produced	858	613
Cash Cost, Before By-product Credits, per Silver Ounce	$ 22.63	$ 28.51
By-products credits per Silver Ounce	$ (12.69)	$ (15.93)
Cash Cost, After By-product Credits, per Silver Ounce	$ 9.94	$ 12.58

San Sebastian

	Q2/2016	Q2/2015
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	$ 9,225	$ -
Depreciation, depletion and amortization	(1,062)	-
Treatment costs	432	-
Change in product inventory	473	-
Reclamation and other costs	(979)	-
Cash Cost, Before By-product Credits (1)	8,089	$ -
By-products credits	(11,924)	-
Cash cost, After By-product Credits	$ (3,835)	$ -
Divided by Silver Ounces Produced	1,258	-
Cash Cost, Before By-product Credits, per Silver Ounce	$ 6.43	$ -
By-products credits per Silver Ounce	$ (9.48)	$ -
Cash Cost, After By-product Credits, per Silver Ounce	$ 3.05	$ -

Casa Berardi

	Q2/2016	Q2/2015
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	$ 41,577	$ 36,768
Depreciation, depletion and amortization	(13,597)	(10,714)
Treatment costs	238	144
Change in product inventory	(2,366)	(206)
Reclamation and other costs	(117)	(116)
Cash Cost, Before By-product Credits (1)	25,735	25,876
By-products credits	(144)	(123)
Cash cost, After By-product Credits	$ 25,591	$ 25,753
Divided by Silver Ounces Produced	41,955	30,939
Cash Cost, Before By-product Credits, per Gold Ounce	$ 613.38	$ 836.36
By-products credits per Gold Ounce	$ (341.22)	$ (395.56)
Cash Cost, After By-product Credits, per Gold Ounce	$ 609.96	$ 832.40

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, net of by-product revenues earned from all metals other than the primary metal.

Hecla Adjusted EBITDA Reconciliation to GAAP

Reconciliation of Adjusted EBITDA to Generally Accepted Accounting Principles
Dollars are in thousands

		Twelve Months Ended 31-Dec-13
Net income (loss)	$	(25,130)
Plus: Interest expense, net of amount capitalized		21,689
Plus/(Less): Income taxes		(9,796)
Plus: Depreciation, depletion and amortization		81,127
Plus: Exploration expense		23,502
Plus: Pre-development expense		14,148
Plus: Aurizon acquisition costs		26,397
Plus: Aurizon product inventory fair value adjustment		550
Plus/(Less): Lucky Friday suspension-related costs (income)		(1,401)
Plus/(Less): Foreign exchange (gain) loss		(2,959)
Less: Gains on derivatives contracts		(17,979)
Plus/(Less): Provisional price (gains)/losses		16,955
Plus: Provisions for closed operations and environmental matters		1,788
Plus: Stock-based compensation		4,574
Plus: Unrealized losses on investments		2,639
Plus/(Less): Other		(859)
Adjusted EBITDA	$	136,248

Reconciliation of Adjusted EBITDA to Generally Accepted Accounting Principles
Dollars are in thousands

		Twelve Months Ended 31-Dec-14
Net income (loss)	$	17,824
Plus: Interest expense, net of amount capitalized		26,775
Plus/(Less): Income taxes		(5,240)
Plus: Depreciation, depletion and amortization		111,134
Plus: Exploration expense		17,698
Plus: Pre-development expense		1,969
Plus/(Less): Foreign exchange (gain) loss		(11,535)
Less: Gains on derivatives contracts		(9,134)
Plus/(Less): Provisional price (gains)/losses		2,277
Plus: Provisions for closed operations and environmental matters		10,215
Plus: Stock-based compensation		9,494
Plus: Unrealized losses on investments		3,224
Plus/(Less): Other		(286)
Adjusted EBITDA	$	174,415

Reconciliation of Adjusted EBITDA to Generally Accepted Accounting Principles
Dollars are in thousands

		Twelve Months Ended 31-Dec-15
Net income (loss)	$	(86,968)
Plus: Interest expense, net of amount capitalized		25,389
Plus/(Less): Income taxes		56,310
Plus: Depreciation, depletion and amortization		111,489
Plus: Exploration expense		17,745
Plus: Pre-development expense		4,213
Plus: Acquisition costs		2,162
Less: Foreign exchange gain		(24,551)
Less: Gains on derivatives contracts		(8,252)
Plus/(Less): Provisional price (gains)/losses		(634)
Plus: Provisions for closed operations and environmental matters		12,036
Plus: Stock-based compensation		5,425
Plus: Unrealized losses on investments		3,333
Less: Other		(872)
Adjusted EBITDA	$	116,825

Reconciliation of Adjusted EBITDA to Generally Accepted Accounting Principles
Dollars are in thousands

		Six Months Ended 30-Jun-16
Net income (loss)	$	23,498
Plus: Interest expense, net of amount capitalized		11,081
Plus/(Less): Income taxes		13,150
Plus: Depreciation, depletion and amortization		55,772
Plus: Exploration expense		6,312
Plus: Pre-development expense		925
Foreign exchange loss (gain)		10,088
Plus: Acquisition costs		402
Plus: Stock-based compensation		3,214
Plus/(Less): Losses (gains) on derivative contracts		6
Plus: Provisional price (gain) loss		(1,517)
Plus: Provisions for closed operations and environmental matters		2,005
Other		(640)
Adjusted EBITDA	$	124,296

This presentation refers to a non-GAAP measure of adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"), which is a measure of our operating performance. Adjusted EBITDA is calculated as net loss before the following items: interest expense, income tax provision, depreciation, depletion, and amortization expense, exploration expense, predevelopment expense, interest and other income (expense), foreign exchange gains and losses, stock-based compensation, unrealized loss on investments, provisions for environmental matters, and provisional price gains and losses. Management believes that, when presented in conjunction with comparable GAAP measures, Adjusted EBITDA is useful to investors in evaluating our operating performance. The table above reconciles net loss, the most comparable GAAP measurement, to Adjusted EBITDA.

MINING COMPANY
125 Years
SINCE 1891

Greens Creek Free Cash Flow Reconciliation

Dollars are in thousands

	1987-2015 Performance
Revenue	$4,640,526
Treatment Charges	(911,508)
Net Revenues	**3,729,019**
Freight & Selling Expense	(188,234)
Net Smelter Return	3,540,785
Cost of Goods Sold	(1,648,047)
NonCash Costs	(567,499)
Exploration Expense	(78,894)
Gain/(Loss) of Sale of Assets	1,010
Curtailment, Standby & StartUp Costs	(28,816)
Alaska Mining License Tax	(54,882)
Other	3,690
Net Income	**1,167,347**
Capital Expenditures	(741,377)
Asset Sales Proceeds	2,990
Lease Financing	9,679
Reclamation Expenditures	(7,209)
Working Capital	(14,708)
Free Cash Flow	**$983,211**

Statistics from 1989 – 2015 on a 100% joint-venture basis (Hecla owned 29.7% until 2008)

Hecla MINING COMPANY 125 Years SINCE 1891

Proven & Probable Reserves
(on Dec. 31, 2015 unless otherwise noted)

Reserves and Resources - 12/31/2015

Proven Reserves

Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead Tons	Zinc Tons	Copper Tons
Greens Creek (a)	10	20.8	0.12	3.7	9.0	210	1	370	910	—
Lucky Friday (a)	3,510	16.5	—	9.8	3.2	57,961	—	344,610	111,210	—
Casa Berardi (1)	2,119	—	0.11	—	—	—	234	—	—	—
San Sebastian (a)	5	14.5	0.21	—	—	72	1	—	—	—
Total.....................	5,644					58,243	237	344,980	112,120	—

Probable Reserves

Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)	Copper Tons
Greens Creek (a)	7,204	12.3	0.09	3.0	8.1	88,523	676	218,030	581,730	—
Lucky Friday (a)	1,557	13.3	—	8.0	2.9	20,721	—	124,950	45,080	—
Casa Berardi (1)	8,104	—	0.14	—	—	—	1,098	—	—	—
San Sebastian (a)	284	28.0	0.22	—	—	7,943	63	—	—	—
Total.....................	17,149					117,186	1,836	342,980	626,810	—

Proven and Probable Reserves

Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)	Copper Tons
Greens Creek (a)	7,214	12.3	0.09	3.0	8.1	88,733	677	218,400	582,640	—
Lucky Friday (a)	5,067	15.5	—	9.3	3.1	78,681	—	469,560	156,290	—
Casa Berardi (1)	10,222	—	0.13	—	—	—	1,332	—	—	—
San Sebastian (a)	289	27.7	0.22	—	—	8,015	64	—	—	—
Total.....................	22,793					175,429	2,073	687,960	738,930	—

(a) Mineral reserves are based on $1100 gold, $14.50 silver, $0.90 lead and $0.90 zinc, unless otherwise stated.

(1) Mineral reserves are based on $1100 gold and a US$/CAN$ exchange rate of 1:1.37 Reserve diluted to an average of 34.7%to minimum width of 9.8 feet (3 m)

Open pit mineral reserves of the East Mine were estimated in May 2015 based on $1225 gold and a US$/CAN$ exchange rate of 1:1.10. Reserve block diluted.

Open pit mineral reserves of the Principal Mine were estimated in February 2011 based on $950 gold and a US$/CAN$ exchange rate of 1:1. Reserve diluted to 10%

Reserves & Resources
(on Dec. 31, 2015 unless otherwise noted)

Measured Resources										
Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)	Copper Tons
Greens Creek (b)	—	—	—	—	—	—	—	—	—	
Lucky Friday (2)(b)	13,762	6.1	—	4.1	2.3	83,711	—	569,190	319,810	—
Casa Berardi (3)	1,769	—	0.18	—	—	—	326	—	—	—
San Sebastian (4)(b)	—	—	—	—	—	—	—	—	—	—
Heva (5)	5,480	—	0.06	—	—	—	304	—	—	—
Hosco (5)	33,070	—	0.04	—	—	—	1,296	—	—	—
San Juan Silver (6)(b)	—	—	—	—	—	—	—	—	—	—
Star (7)(a)	—	—	—	—	—	—	—	—	—	—
Total......................	54,080					83,711	1,926	569,190	319,810	—

Indicated Resources										
Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)	Copper Tons
Greens Creek (b)	1,227	10.6	0.10	3.0	7.5	13,015	128	36,710	92,260	—
Lucky Friday (2)(b)	7,067	6.3	—	4.4	2.1	44,436	—	308,260	149,830	—
Casa Berardi (3)	9,225	—	0.11	—	—	—	985	—	—	—
San Sebastian (4)(b)	1,561	5.9	0.07	—	—	9,257	116	14,570	18,980	8,400
Heva (5)	5,570	—	0.07	—	—	—	369	—	—	—
Hosco (5)	31,620	—	0.04	—	—	—	1,151	—	—	—
San Juan Silver (6)	516	14.8	—	2.1	1.1	7,620	—	10,760	5,820	—
Star (7)(b)	1,074	3.0	—	6.4	7.6	3,221	—	68,700	81,200	—
Total......................	57,859					77,550	2,749	439,000	348,090	8,400

Measured & Indicated Resources										
Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)	Copper Tons
Greens Creek (b)	1,227	10.6	0.10	3.0	7.5	13,015	128	36,710	92,260	—
Lucky Friday (2)(b)	20,829	6.2	—	4.2	2.3	128,147	—	877,450	469,640	—
Casa Berardi (3)	10,993	—	0.12	—	—	—	1,312	—	—	—
San Sebastian (4)(b)	1,561	5.9	0.07	—	—	9,257	116	14,570	18,980	8,400
Heva (5)	11,050	—	0.06	—	—	—	672	—	—	—
Hosco (5)	64,690	—	0.04	—	—	—	2,447	—	—	—
San Juan Silver (6)	516	14.8	—	2.1	1.1	7,620	—	10,760	5,820	—
Star (7)(b)	1,074	3.0	—	6.4	7.6	3,221	—	68,700	81,200	—
Total......................	111,940					161,261	4,674	1,008,190	667,900	8,400

Hecla MINING COMPANY 125 Years SINCE 1891

Reserves & Resources
(on Dec. 31, 2015 unless otherwise noted)

Inferred Resources										
Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)	Copper Tons
Greens Creek (b)	3,255	12.8	0.09	2.8	6.7	41,730	300	89,630	219,540	—
Lucky Friday (8)(b)	4,451	7.7	—	5.7	1.9	34,302	—	254,080	85,850	—
Casa Berardi (3)	2,854	—	0.18	—	—	—	510	—	—	—
San Sebastian (9) (b)	2,677	5.5	0.03	—	—	14,846	93	22,550	32,070	18,860
Heva (5)	4,210	—	0.08	—	—	—	350	—	—	—
Hosco (5)	7,650	—	0.04	—	—	—	314	—	—	—
San Juan Silver (10)	3,078	10.7	0.01	1.3	1.1	33,097	36	40,990	34,980	—
Star (11)(b)	2,957	3.1	—	5.9	5.6	9,128	—	173,500	166,100	—
Monte Cristo (12)	913	0.3	0.14	—	—	271	131	—	—	—
Rock Creek (13)	136,601	1.7	—	—	—	228,616	—	—	—	1,010,770
Total......................	168,647					361,990	1,734	580,750	538,540	1,029,630

Note: All estimates are in-situ except for the proven reserves at Greens Creek and San Sebastian which are in surface stockpiles. Resources are exclusive of reserves.

(a) Mineral reserves are based on $1100 gold, $14.50 silver, $0.90 lead, $0.90 zinc and $3.00 copper, unless otherwise stated.
(b) Mineral resources are based on $1300 gold, $20 silver, $0.95 lead, $0.90 zinc and $3.00 copper, unless otherwise stated.
(1) Mineral reserves are based on $1100 gold and a US$/CAN$ exchange rate of 1:1.37 Reserve diluted to an average of 34.7% to minimum width of 9.8 feet (3 m).
Open pit mineral reserves of the East Mine were estimated in May 2015 based on $1225 gold and a US$/CAN$ exchange rate of 1:1.10. Reserve block diluted.
Open pit mineral reserves of the Principal Mine were estimated in February 2011 based on $950 gold and a US$/CAN$ exchange rate of 1:1. Reserve diluted to 10%
(2) Measured and indicated resources from Gold Hunter and Lucky Friday vein systems are diluted and factored for expected mining recovery.
(3) Measured, indicated and inferred resources are based on $1,300 gold and a US$/CAN$ exchange rate of 1:1.37 Underground resources are reported at a minimum mining width of 6.6 feet to 9.8 feet (2 m to 3 m)
Open pit mineral resources of the Principal Mine were estimated based on $950 gold and a US$/CAN$ exchange rate of 1:1
Open pit mineral resources of the 160 Zone were based on $1,250 gold and a US$/CAN$ exchange rate of 1:1, Resources diluted to 12%
(4) Indicated resources reported at a minimum mining width of 6.6 feet (2 m) for Hugh Zone and 4.9 feet (1.5 m) for Andrea Vein, Middle Vein, and North Vein. East Francine resources reported at actual vein width.
San Sebastian Hugh Zone also contains 8,400 tons of copper at 1.7% Cu within 492,700 tons of indicated resource.
(5) Measured, indicated and inferred resources are based on $1,300 gold and a US$/CAN$ exchange rate of 1:1. The resources are in-situ without dilution and material loss. Resource model completed in 2011.
(6) Indicated resources reported at a minimum mining width of 6.0 feet for Bulldog; resources based on $26.5 Ag, $0.85 Pb, and $0.85 Zn
(7) Indicated resources reported at a minimum mining width of 4.3 feet.
(8) Inferred resources from Gold Hunter and Lucky Friday vein systems are diluted and factored for expected mining recovery.
(9) Inferred resources reported at a minimum mining width of 6.6 feet (2 m) for Hugh Zone and 4.8 feet (1.5 m) for Andrea Vein, Middle Vein, and North Vein. East Francine resources reported at actual vein width.
San Sebastian Hugh Zone also contains 18,860 tons of copper at 1.5% within 1,255,100 tons of inferred resource.
(10) Inferred resources reported at a minimum mining width of 6.0 feet for Bulldog, 5.0 feet for Equity & North Amethyst veins; resources based on $1400 Au, $26.5 Ag, $0.85 Pb, and $0.85 Zn.
(11) Inferred resources reported at a minimum mining width of 4.3 feet.
(12) Inferred resource reported at a minimum mining width of 5.0 feet; resources based on $1400 Au, $26.5 Ag.
(13) Inferred resource reported at a minimum thickness of 16.0 feet; resources based on $7 Ag and $1 Cu. Rock Creek resources calculated for Revett based upon a technical report (the "Rock Creek Report") dated May 7, 2004, amended as of January 27, 2005, prepared by SRK Consulting, Toronto in accordance with NI 43-101.
Rock Creek also contains 1,010,770 tons of copper at 0.7% within stated inferred resource tonnage.

* Totals may not represent the sum of parts due to rounding

2006 – 2014 Reserve Table

Proven Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
2006 Proven Reserves					
Greens Creek (29.73%)	-	-	-	-	-
Lucky Friday	628,976	13.10	-	8,245,675	-
Probable Reserves					
Greens Creek (29.73%)	2,282,574	14.40	0.110	32,913,002	257,101
Lucky Friday	732,920	13.50	-	9,890,120	-
2007 Proven Reserves					
Greens Creek (29.73%)	-	-	-	-	-
Lucky Friday	760,700	12.30	-	9,324,800	-
Probable Reserves					
Greens Creek (29.73%)	2,513,700	13.70	0.110	34,497,800	270,000
Lucky Friday	680,000	11.90	-	8,065,200	-
2008 Proven Reserves					
Greens Creek	-	-	-	-	-
Lucky Friday	1,270,000	12.40	-	15,800,800	-
Probable Reserves					
Greens Creek	8,064,700	13.70	0.108	110,583,200	870,100
Lucky Friday	523,400	11.60	-	6,046,800	-
2009 Proven Reserves					
Greens Creek	-	-	-	-	-
Lucky Friday	1,358,200	12.30	-	16,640,300	-
Probable Reserves					
Greens Creek	8,314,700	12.10	0.102	100,973,300	847,400
Lucky Friday	1,577,000	13.90	-	21,947,600	-
2010 Proven Reserves					
Greens Creek	-	-	-	-	-
Lucky Friday	1,642,100	12.40	-	20,387,600	-
Probable Reserves					
Greens Creek	8,243,100	12.10	0.092	99,730,000	757,000
Lucky Friday	1,545,100	14.20	-	21,955,000	-

2011 Proven Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek	-	-	-	-	-
Lucky Friday	2,345,500	12.60	-	29,573,900	-
Probable Reserves					
Greens Creek	7,991,000	12.30	0.093	98,383,300	742,400
Lucky Friday	1,345,300	14.70	-	19,746,200	-
2012 Proven Reserves					
Greens Creek	12,000	9.30	0.095	112,500	1,100
Lucky Friday	2,206,600	12.10	-	26,778,900	-
Probable Reserves					
Greens Creek	7,845,600	12.00	0.092	94,481,200	718,400
Lucky Friday	1,931,700	14.80	-	28,676,000	-
2013 Proven Reserves					
Greens Creek	14,000	12.90	0.130	182,000	2,000
Lucky Friday	3,708,000	12.10	-	44,892,000	-
Probable Reserves					
Greens Creek	7,783,000	11.90	0.090	92,338,000	711,000
Lucky Friday	2,698,000	12.00	-	32,352,000	-
2014 Proven Reserves					
Greens Creek	4,700	15.70	0.100	74,000	5,000
Lucky Friday	3,840,000	13.70	-	52,556,000	-
Probable Reserves					
Greens Creek	7,691,000	12.20	0.100	93,947,000	738,000
Lucky Friday	2,043,000	12.90	-	26,346,000	-